EXHIBIT 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	YOY % change	YTD'19	YTD'18	YOY % change
Non-interest revenues
Discount revenue	$6,577	$6,195	$6,457	$6,181	$6,194	6	$12,772	$12,083	6
Net card fees	988	944	897	870	844	17	1,932	1,674	15
Other fees and commissions	837	803	788	798	786	6	1,640	1,567	5
Other	362	363	300	334	349	4	725	726	-
Total non-interest revenues	8,764	8,305	8,442	8,183	8,173	7	17,069	16,050	6
Interest income
Interest on loans	2,764	2,725	2,674	2,554	2,387	16	5,489	4,713	16
Interest and dividends on investment securities	52	33	35	35	27	93	85	48	77
Deposits with banks and other	149	196	157	149	126	18	345	241	43
Total interest income	2,965	2,954	2,866	2,738	2,540	17	5,919	5,002	18
Interest expense
Deposits	406	399	377	340	300	35	805	570	41
Long-term debt and other	485	496	457	437	411	18	981	762	29
Total interest expense	891	895	834	777	711	25	1,786	1,332	34
Net interest income	2,074	2,059	2,032	1,961	1,829	13	4,133	3,670	13
Total revenues net of interest expense	10,838	10,364	10,474	10,144	10,002	8	21,202	19,720	8
Provisions for losses
Charge card	224	253	236	214	245	(9)	477	487	(2)
Card Member loans	603	525	679	560	528	14	1,128	1,027	10
Other	34	31	39	43	33	3	65	67	(3)
Total provisions for losses	861	809	954	817	806	7	1,670	1,581	6
Total revenues net of interest expense after provisions for losses	9,977	9,555	9,520	9,327	9,196	8	19,532	18,139	8

Expenses
Marketing and business development	1,773	1,573	1,820	1,642	1,663	7	3,346	3,008	11
Card Member rewards	2,652	2,451	2,516	2,400	2,433	9	5,103	4,780	7
Card Member services	563	550	495	457	416	35	1,113	825	35
Salaries and employee benefits	1,367	1,422	1,294	1,350	1,280	7	2,789	2,606	7
Professional services	512	494	671	489	508	1	1,006	965	4
Occupancy and equipment	517	508	540	489	484	7	1,025	1,004	2
Other, net	374	599	353	382	321	17	973	778	25
Total expenses	7,758	7,597	7,689	7,209	7,105	9	15,355	13,966	10
Pretax income	2,219	1,958	1,831	2,118	2,091	6	4,177	4,173	-
Income tax provision (benefit)	458	408	(179)	464	468	(2)	866	916	(5)
Net income	$1,761	$1,550	$2,010	$1,654	$1,623	9	$3,311	$3,257	2
Net income attributable to common shareholders (A)	$1,729	$1,518	$1,975	$1,621	$1,591	9	$3,247	$3,191	2
Effective tax rate	20.6%	20.8%	(9.8%)	21.9%	22.4%		20.7%	22.0%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$2.07	$1.81	$2.33	$1.89	$1.85	12	$3.88	$3.71	5
Average common shares outstanding	834	841	850	858	860	(3)	837	859	(3)
Diluted
Net income attributable to common shareholders	$2.07	$1.80	$2.32	$1.88	$1.84	13	$3.87	$3.70	5
Average common shares outstanding	836	843	852	860	862	(3)	839	862	(3)
Cash dividends declared per common share	$0.39	$0.39	$0.39	$0.39	$0.35	11	$0.78	$0.70	11

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	YOY % change
Assets
Cash & cash equivalents	$27	$33	$27	$30	$30	(10)
Card Member receivables, less reserves	58	56	55	55	54	7
Card Member loans, less reserves	81	79	80	76	74	9
Investment securities	9	6	5	6	5	80
Other (B)	23	23	22	22	22	5
Total assets	$198	$197	$189	$189	$185	7

Liabilities and Shareholders' Equity
Customer deposits	$73	$73	$70	$69	$67	9
Short-term borrowings	3	2	3	2	2	50
Long-term debt	58	58	58	55	56	4
Other (B)	41	42	36	42	39	5
Total liabilities	175	175	167	168	164	7

Shareholders' Equity	23	22	22	21	21	10
Total liabilities and shareholders' equity	$198	$197	$189	$189	$185	7

Return on average equity (C)	31.6%	31.9%	33.5%	18.1%	16.7%
Return on average common equity (C)	33.4%	33.7%	35.6%	19.0%	17.5%
Book value per common share (dollars)	$25.84	$24.65	$24.45	$23.27	$22.42	15

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Consolidated Capital

	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18
Shares Outstanding (in millions)
Beginning of period	837	847	854	861	860
Repurchase of common shares	(6)	(12)	(8)	(7)	-
Net impact of employee benefit plans and others	1	2	1	-	1
End of period	832	837	847	854	861

Risk-Based Capital Ratios - Basel III ($ in billions) (D)
Common Equity Tier 1/Risk Weighted Assets (RWA)	11.0%	10.8%	11.0%	10.8%	10.1%
Tier 1	12.0%	11.8%	12.0%	11.8%	11.1%
Total	13.6%	13.4%	13.6%	13.4%	12.8%

Common Equity Tier 1	$18.2	$17.4	$17.5	$16.6	$15.2
Tier 1 Capital	$19.8	$19.0	$19.1	$18.2	$16.8
Tier 2 Capital	$2.7	$2.6	$2.6	$2.5	$2.5
Total Capital	$22.5	$21.6	$21.7	$20.7	$19.3
RWA	$165.3	$161.3	$158.8	$154.7	$150.9
Tier 1 Leverage	10.5%	10.0%	10.4%	10.1%	9.7%
Supplementary Leverage Ratio (SLR) (E)	9.0%	8.6%	8.9%	8.6%	8.3%
Average Total Assets to calculate the Tier 1 Leverage Ratio (F)	$189.2	$189.4	$183.2	$179.8	$172.5
Total Leverage Exposure to calculate SLR	$220.7	$221.4	$214.4	$210.7	$202.4

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	YOY % change	YTD'19	YTD'18	YOY % change
Billed business (G)
U.S.	$209.2	$195.5	$205.1	$194.6	$195.4	7	$404.7	$377.9	7
Outside the U.S.	102.5	100.2	103.9	100.1	101.1	1	202.7	202.4	-
Total	$311.7	$295.7	$309.0	$294.7	$296.5	5	$607.4	$580.3	5
Proprietary	$269.4	$253.3	$264.4	$250.2	$251.1	7	$522.7	$488.0	7
Global Network Services (GNS)	42.3	42.4	44.6	44.5	45.4	(7)	84.7	92.3	(8)
Total	$311.7	$295.7	$309.0	$294.7	$296.5	5	$607.4	$580.3	5
Cards-in-force (millions) (H)
U.S.	54.0	54.1	53.7	53.0	51.9	4	54.0	51.9	4
Outside the U.S.	60.2	59.8	60.3	62.1	62.4	(4)	60.2	62.4	(4)
Total	114.2	113.9	114.0	115.1	114.3	-	114.2	114.3	-
Proprietary	69.7	69.7	69.1	68.5	67.4	3	69.7	67.4	3
GNS	44.5	44.2	44.9	46.6	46.9	(5)	44.5	46.9	(5)
Total	114.2	113.9	114.0	115.1	114.3	-	114.2	114.3	-
Basic cards-in-force (millions) (H)
U.S.	42.5	42.5	42.3	41.7	40.9	4	42.5	40.9	4
Outside the U.S.	50.3	49.9	50.3	51.8	52.0	(3)	50.3	52.0	(3)
Total	92.8	92.4	92.6	93.5	92.9	-	92.8	92.9	-
Average proprietary basic Card Member spending (dollars)
U.S.	$5,445	$5,082	$5,369	$5,169	$5,275	3	$10,529	$10,294	2
Outside the U.S.	$4,059	$3,927	$4,103	$3,864	$3,909	4	$7,988	$7,781	3
Average	$5,030	$4,741	$4,997	$4,784	$4,871	3	$9,773	$9,551	2
Card Member loans
U.S.	$72.6	$70.8	$72.0	$68.1	$66.3	10	$72.6	$66.3	10
Outside the U.S.	10.6	10.2	9.9	9.5	9.1	16	10.6	9.1	16
Total	$83.2	$81.0	$81.9	$77.6	$75.4	10	$83.2	$75.4	10

Average discount rate (I)	2.37%	2.37%	2.36%	2.38%	2.37%		2.37%	2.37%
Average fee per card (dollars) (J)	$57	$54	$52	$51	$51	12	$56	$51	10

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	YOY % change	YTD'19	YTD'18	YOY % change
Worldwide Card Member loans
Total loans	$83.2	$81.0	$81.9	$77.6	$75.4	10	$83.2	$75.4	10
Loss reserves (millions)
Beginning balance	$2,121	$2,134	$1,937	$1,840	$1,786	19	$2,134	$1,706	25
Provisions - principal, interest and fees	603	525	679	560	528	14	1,128	1,027	10
Net write-offs - principal less recoveries	(463)	(457)	(399)	(393)	(389)	19	(920)	(747)	23
Net write-offs - interest and fees less recoveries	(94)	(92)	(79)	(77)	(77)	22	(186)	(148)	26
Other (K)	1	11	(4)	7	(8)	#	12	2	#
Ending balance	$2,168	$2,121	$2,134	$1,937	$1,840	18	$2,168	$1,840	18
Ending reserves - principal	$2,043	$1,999	$2,028	$1,834	$1,737	18	$2,043	$1,737	18
Ending reserves - interest and fees	$125	$122	$106	$103	$103	21	$125	$103	21
% of loans	2.6%	2.6%	2.6%	2.5%	2.4%		2.6%	2.4%
% of past due	186%	178%	182%	185%	188%		186%	188%
Average loans	$81.9	$80.6	$79.4	$76.4	$74.1	11	$81.3	$73.5	11
Net write-off rate (principal only) (L)	2.3%	2.3%	2.0%	2.1%	2.1%		2.3%	2.0%
Net write-off rate (principal, interest and fees) (L)	2.7%	2.7%	2.4%	2.5%	2.5%		2.7%	2.4%
30+ days past due as a % of total	1.4%	1.5%	1.4%	1.3%	1.3%		1.4%	1.3%

Net interest income divided by average Card Member loans (M)	10.1%	10.2%	10.2%	10.3%	9.9%		10.2%	10.0%
Net interest yield on average Card Member loans (M)	10.8%	10.9%	10.7%	10.8%	10.6%		10.9%	10.6%

Worldwide Card Member receivables
Total receivables	$58.7	$56.8	$55.9	$55.5	$55.0	7	$58.7	$55.0	7
Loss reserves (millions)
Beginning balance	$608	$573	$544	$558	$565	8	$573	$521	10
Provisions - principal and fees	224	253	236	214	245	(9)	477	487	(2)
Net write-offs - principal and fees less recoveries	(210)	(216)	(198)	(226)	(236)	(11)	(426)	(435)	(2)
Other (K)	(6)	(2)	(9)	(2)	(16)	(63)	(8)	(15)	(47)
Ending balance	$616	$608	$573	$544	$558	10	$616	$558	10
% of receivables	1.0%	1.1%	1.0%	1.0%	1.0%		1.0%	1.0%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal only) (L)	1.7%	1.8%	1.4%	1.7%	1.8%		1.7%	1.7%
Net write-off rate, excluding GCP (principal and fees) (L)	1.9%	2.0%	1.6%	1.9%	2.1%		1.9%	1.9%
30+ days past due as a % of total, excluding GCP	1.4%	1.5%	1.4%	1.3%	1.3%		1.4%	1.3%
GCP Net loss ratio (as a % of charge volume) (N)	0.07%	0.08%	0.11%	0.12%	0.12%		0.07%	0.11%
GCP 90+ days past billing as a % of total (N)	0.7%	0.6%	0.7%	0.8%	0.8%		0.7%	0.8%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group	Global Commercial Services	Global Merchant and Network Services	Corporate and Other	Consolidated
	(GCSG)	(GCS)	(GMNS)
Q2'19
Non-interest revenues	$4,001	$3,167	$1,565	$31	$8,764
Interest income	2,297	468	7	193	2,965
Interest expense	464	257	(101)	271	891
Total revenues net of interest expense	5,834	3,378	1,673	(47)	10,838
Total provisions for losses	650	206	4	1	861
Total revenues net of interest expense after provisions for losses	5,184	3,172	1,669	(48)	9,977
Marketing, business development, rewards, Card Member services	3,062	1,565	337	24	4,988
Salaries and employee benefits and other operating expenses	1,206	801	486	277	2,770
Pretax income (loss)	916	806	846	(349)	2,219
Income tax provision (benefit)	178	162	214	(96)	458
Net income (loss)	738	644	632	(253)	1,761
Q2'18
Non-interest revenues	$3,678	$2,977	$1,513	$5	$8,173
Interest income	1,994	393	7	146	2,540
Interest expense	370	204	(68)	205	711
Total revenues net of interest expense	5,302	3,166	1,588	(54)	10,002
Total provisions for losses	565	235	6	-	806
Total revenues net of interest expense after provisions for losses	4,737	2,931	1,582	(54)	9,196
Marketing, business development, rewards, Card Member services	2,695	1,482	312	23	4,512
Salaries and employee benefits and other operating expenses	1,081	734	526	252	2,593
Pretax income (loss)	961	715	744	(329)	2,091
Income tax provision (benefit)	191	151	201	(75)	468
Net income (loss)	770	564	543	(254)	1,623
YOY % change
Non-interest revenues	9	6	3	#	7
Interest income	15	19	-	32	17
Interest expense	25	26	49	32	25
Total revenues net of interest expense	10	7	5	(13)	8
Total provisions for losses	15	(12)	(33)	-	7
Total revenues net of interest expense after provisions for losses	9	8	5	(11)	8
Marketing, business development, rewards, Card Member services	14	6	8	4	11
Salaries and employee benefits and other operating expenses	12	9	(8)	10	7
Pretax income (loss)	(5)	13	14	6	6
Income tax provision (benefit)	(7)	7	6	28	(2)
Net income (loss)	(4)	14	16	-	9

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (O)					Reported	FX-Adjusted (O)
	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	YTD'19	YTD'19
Worldwide
Proprietary consumer	8%	7%	10%	11%	13%	10%	9%	11%	12%	12%	8%	9%
Proprietary commercial	6	7	9	11	12	7	8	10	12	12	6	8
Proprietary	7	7	9	11	12	8	9	10	12	12	7	9
GNS	(7)	(10)	(9)	(5)	(1)	(2)	(4)	(4)	(1)	(3)	(8)	(3)
Total	5	4	6	8	10	7	7	8	10	9	5	7
Airline-related volume (8% of Q2'19 Worldwide Total)	2	1	5	7	8	4	5	8	9	7	2	5

U.S.
Proprietary consumer	8	7	9	10	10	n/a	n/a	n/a	n/a	n/a	7	n/a
Proprietary commercial	6	7	9	10	10	n/a	n/a	n/a	n/a	n/a	6	n/a
Proprietary	7	7	8	10	10	n/a	n/a	n/a	n/a	n/a	7	n/a
Total	7	7	9	10	10	n/a	n/a	n/a	n/a	n/a	7	n/a
T&E-related volume (26% of Q2'19 U.S. Total)	6	5	8	9	8	n/a	n/a	n/a	n/a	n/a	6	n/a
Non-T&E-related volume (74% of Q2'19 U.S. Total)	7	7	8	10	10	n/a	n/a	n/a	n/a	n/a	7	n/a
Airline-related volume (7% of Q2'19 U.S. Total)	5	5	9	11	7	n/a	n/a	n/a	n/a	n/a	5	n/a

Outside the U.S.
Proprietary consumer	10	8	11	14	20	15	16	17	18	18	9	15
Proprietary commercial	8	5	10	13	19	12	13	16	18	18	7	13
Proprietary	9	7	11	14	19	14	15	17	18	17	8	14
Total	1	(1)	1	5	10	6	6	7	8	8	0	6
Japan, Asia Pacific & Australia billed business	1	(2)	1	5	9	5	4	5	8	7	-	5
Latin America & Canada billed business	6	1	1	1	5	12	11	11	12	11	3	11
Europe, Middle East & Africa billed business	-	(2)	2	6	14	5	7	8	8	9	(1)	6

See Appendix IV for footnote references.

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	YOY % change	YTD'19	YTD'18	YOY % change
Non-interest revenues	$4,001	$3,741	$3,826	$3,680	$3,678	9	$7,742	$7,169	8
Interest income	2,297	2,272	2,240	2,140	1,994	15	4,569	3,943	16
Interest expense	464	459	441	404	370	25	923	697	32
Net interest income	1,833	1,813	1,799	1,736	1,624	13	3,646	3,246	12
Total revenues net of interest expense	5,834	5,554	5,625	5,416	5,302	10	11,388	10,415	9
Total provisions for losses	650	552	726	609	565	15	1,202	1,095	10
Total revenues net of interest expense after provisions for losses	5,184	5,002	4,899	4,807	4,737	9	10,186	9,320	9
Expenses
Marketing, business development, rewards, Card Member services	3,062	2,785	2,922	2,711	2,695	14	5,847	5,141	14
Salaries and employee benefits and other operating expenses	1,206	1,177	1,250	1,118	1,081	12	2,383	2,170	10
Total expenses	4,268	3,962	4,172	3,829	3,776	13	8,230	7,311	13
Pretax segment income	916	1,040	727	978	961	(5)	1,956	2,009	(3)
Income tax provision	178	219	25	199	191	(7)	397	413	(4)
Segment income	$738	$821	$702	$779	$770	(4)	$1,559	$1,596	(2)
Effective tax rate	19.4%	21.1%	3.4%	20.3%	19.9%		20.3%	20.6%

(Billions, except percentages and where indicated)
Proprietary billed business (G)
U.S.	$100.9	$92.1	$99.1	$92.4	$93.6	8	$193.0	$179.6	7
Outside the U.S.	$38.0	$35.9	$37.5	$34.9	$34.6	10	$73.9	$67.9	9
Total	$138.9	$128.0	$136.6	$127.3	$128.2	8	$266.9	$247.5	8
Proprietary cards-in-force (millions) (H)
U.S.	37.6	38.0	37.7	37.4	36.7	2	37.6	36.7	2
Outside the U.S.	17.4	17.1	16.8	16.7	16.5	5	17.4	16.5	5
Total	55.0	55.1	54.5	54.1	53.2	3	55.0	53.2	3
Proprietary basic cards-in-force (millions) (H)
U.S.	26.8	27.1	27.0	26.7	26.2	2	26.8	26.2	2
Outside the U.S.	12.0	11.9	11.6	11.6	11.4	5	12.0	11.4	5
Total	38.8	39.0	38.6	38.3	37.6	3	38.8	37.6	3
Average proprietary basic Card Member spending (dollars)
U.S	$3,743	$3,402	$3,693	$3,491	$3,594	4	$7,148	$6,969	3
Outside the U.S.	$3,173	$3,052	$3,240	$3,038	$3,057	4	$6,227	$6,060	3
Average	$3,567	$3,296	$3,556	$3,354	$3,431	4	$6,867	$6,693	3

Segment assets (P)	$102.1	$98.5	$102.4	$100.0	$95.7	7	$102.1	$95.7	7

Card Member loans
Total loans
U.S.	$59.5	$58.0	$59.9	$56.2	$54.7	9	$59.5	$54.7	9
Outside the U.S.	$10.2	$9.9	$9.6	$9.2	$8.8	16	$10.2	$8.8	16
Total	$69.7	$67.9	$69.5	$65.4	$63.5	10	$69.7	$63.5	10

Average loans
U.S.	$58.8	$58.3	$57.8	$55.5	$53.7	9	$58.6	$53.4	10
Outside the U.S.	$9.9	$9.7	$9.3	$8.9	$8.8	13	$9.8	$8.8	11
Total	$68.7	$68.0	$67.1	$64.4	$62.5	10	$68.4	$62.2	10

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (L)	2.3%	2.4%	2.1%	2.1%	2.2%		2.4%	2.1%
Net write-off rate (principal, interest and fees) (L)	2.8%	2.8%	2.5%	2.5%	2.6%		2.8%	2.5%
30+ days past due as a % of total	1.4%	1.5%	1.4%	1.4%	1.3%		1.4%	1.3%
Outside the U.S.
Net write-off rate (principal only) (L)	2.4%	2.2%	2.0%	2.2%	2.1%		2.3%	2.1%
Net write-off rate (principal, interest and fees) (L)	3.0%	2.8%	2.5%	2.7%	2.6%		2.9%	2.6%
30+ days past due as a % of total	1.7%	1.7%	1.6%	1.5%	1.5%		1.7%	1.5%
Total
Net write-off rate (principal only) (L)	2.4%	2.3%	2.1%	2.1%	2.2%		2.4%	2.1%
Net write-off rate (principal, interest and fees) (L)	2.8%	2.8%	2.5%	2.5%	2.6%		2.8%	2.5%
30+ days past due as a % of total	1.4%	1.5%	1.5%	1.4%	1.3%		1.4%	1.3%

Net interest income divided by average Card Member loans (M)	10.7%	10.7%	10.7%	10.8%	10.4%		10.7%	10.5%
Net interest yield on average Card Member loans (M)
U.S.	10.8%	11.0%	10.8%	10.9%	10.6%		10.9%	10.7%
Outside the U.S.	10.9%	11.1%	10.5%	10.6%	10.5%		11.0%	10.7%
Total	10.9%	11.0%	10.8%	10.8%	10.6%		10.9%	10.7%

Card Member receivables
U.S.	$13.1	$12.7	$13.7	$11.9	$12.0	9	$13.1	$12.0	9
Outside the U.S.	$8.1	$7.2	$7.8	$7.0	$7.0	16	$8.1	$7.0	16
Total receivables	$21.2	$19.9	$21.5	$18.9	$19.0	12	$21.2	$19.0	12

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (L)	1.3%	1.4%	1.2%	1.3%	1.4%		1.4%	1.4%
Net write-off rate (principal and fees) (L)	1.4%	1.6%	1.4%	1.5%	1.5%		1.5%	1.5%
30+ days past due as a % of total	1.2%	1.2%	1.1%	1.2%	1.1%		1.2%	1.1%
Outside the U.S.
Net write-off rate (principal only) (L)	2.2%	2.2%	2.0%	2.3%	2.1%		2.2%	2.1%
Net write-off rate (principal and fees) (L)	2.3%	2.4%	2.1%	2.5%	2.3%		2.4%	2.2%
30+ days past due as a % of total	1.4%	1.5%	1.3%	1.4%	1.4%		1.4%	1.4%
Total
Net write-off rate (principal only) (L)	1.6%	1.7%	1.5%	1.7%	1.7%		1.7%	1.6%
Net write-off rate (principal and fees) (L)	1.8%	1.9%	1.6%	1.9%	1.8%		1.8%	1.8%
30+ days past due as a % of total	1.3%	1.3%	1.2%	1.2%	1.2%		1.3%	1.2%

See Appendix IV for footnote references.

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	YOY % change	YTD'19	YTD'18	YOY % change
Non-interest revenues	$3,167	$3,020	$3,087	$2,980	$2,977	6	$6,187	$5,815	6
Interest income	468	454	435	416	393	19	922	770	20
Interest expense	257	241	234	218	204	26	498	375	33
Net interest income	211	213	201	198	189	12	424	395	7
Total revenues net of interest expense	3,378	3,233	3,288	3,178	3,166	7	6,611	6,210	6
Total provisions for losses	206	254	223	201	235	(12)	460	475	(3)
Total revenues net of interest expense after provisions for losses	3,172	2,979	3,065	2,977	2,931	8	6,151	5,735	7
Expenses
Marketing, business development, rewards, Card Member services	1,565	1,470	1,528	1,469	1,482	6	3,035	2,856	6
Salaries and employee benefits and other operating expenses	801	766	839	734	734	9	1,567	1,456	8
Total expenses	2,366	2,236	2,367	2,203	2,216	7	4,602	4,312	7
Pretax segment income	806	743	698	774	715	13	1,549	1,423	9
Income tax provision	162	157	74	168	151	7	319	313	2
Segment income	$644	$586	$624	$606	$564	14	$1,230	$1,110	11
Effective tax rate	20.1%	21.1%	10.6%	21.7%	21.1%		20.6%	22.0%

(Billions, except percentages and where indicated)
Proprietary billed business (G)	$129.6	$123.4	$126.9	$121.6	$122.0	6	$253.0	$237.7	6
Proprietary cards-in-force (millions) (H)	14.7	14.6	14.5	14.4	14.3	3	14.7	14.3	3
Average Card Member spending (dollars)	$8,866	$8,463	$8,757	$8,469	$8,592	3	$17,321	$16,828	3

Segment assets (P)	$55.0	$54.0	$51.3	$53.4	$52.2	5	$55.0	$52.2	5
Card Member loans	$13.5	$13.1	$12.4	$12.2	$11.9	13	$13.5	$11.9	13
Card Member receivables	$37.5	$36.9	$34.4	$36.6	$36.0	4	$37.5	$36.0	4

Card Member loans
Total loans - Global Small Business Services (GSBS)	$13.4	$13.0	$12.4	$12.2	$11.8	14	$13.4	$11.8	14
30+ days past due as a % of total - GSBS	1.3%	1.3%	1.3%	1.1%	1.2%		1.3%	1.2%
Average loans - GSBS	$13.2	$12.6	$12.3	$11.9	$11.6	14	$12.9	$11.4	13
Net write-off rate (principal only) - GSBS (L)	1.8%	1.8%	1.6%	1.7%	1.8%		1.8%	1.7%
Net write-off rate (principal, interest and fees) - GSBS (L)	2.1%	2.1%	1.9%	2.0%	2.1%		2.1%	2.0%

Net interest income divided by average Card Member loans (M)	6.4%	6.8%	6.5%	6.6%	6.5%		6.6%	6.9%
Net interest yield on average Card Member loans (M)	10.4%	10.8%	10.5%	10.5%	10.4%		10.6%	10.6%

Card Member receivables
Total receivables - GCP (N)	$19.7	$19.6	$17.7	$19.7	$19.3	2	$19.7	$19.3	2
90+ days past billing as a % of total - GCP (N)	0.7%	0.6%	0.7%	0.8%	0.8%		0.7%	0.8%
Net loss ratio (as a % of charge volume) - GCP (N)	0.07%	0.08%	0.11%	0.12%	0.12%		0.07%	0.11%
Total receivables - GSBS	$17.8	$17.3	$16.7	$16.9	$16.7	7	$17.8	$16.7	7
30+ days past due as a % of total - GSBS	1.6%	1.6%	1.6%	1.4%	1.4%		1.6%	1.4%
Net write-off rate (principal only) - GSBS (L)	1.8%	1.9%	1.4%	1.8%	2.1%		1.8%	1.9%
Net write-off rate (principal and fees) - GSBS (L)	2.0%	2.1%	1.6%	2.0%	2.3%		2.1%	2.1%

See Appendix IV for footnote references.

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	YOY % change	YTD'19	YTD'18	YOY % change
Non-interest revenues	$1,565	$1,525	$1,530	$1,494	$1,513	3	$3,090	$3,045	1
Interest income	7	9	8	6	7	-	16	16	-
Interest expense	(101)	(93)	(89)	(78)	(68)	49	(194)	(127)	53
Net interest income	108	102	97	84	75	44	210	143	47
Total revenues net of interest expense	1,673	1,627	1,627	1,578	1,588	5	3,300	3,188	4
Total provisions for losses	4	4	6	5	6	(33)	8	11	(27)
Total revenues net of interest expense after provisions for losses	1,669	1,623	1,621	1,573	1,582	5	3,292	3,177	4
Expenses
Marketing, business development, rewards, Card Member services	337	305	375	296	312	8	642	579	11
Salaries and employee benefits and other operating expenses	486	482	620	511	526	(8)	968	1,146	(16)
Total expenses	823	787	995	807	838	(2)	1,610	1,725	(7)
Pretax segment income	846	836	626	766	744	14	1,682	1,452	16
Income tax provision	214	205	125	186	201	6	419	393	7
Segment income	$632	$631	$501	$580	$543	16	$1,263	$1,059	19
Effective tax rate	25.3%	24.5%	20.0%	24.3%	27.0%		24.9%	27.1%

(Billions)
Segment assets (P)	$22.2	$22.1	$15.5	$21.1	$19.6	13	$22.2	$19.6	13

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2019	2019	2018	2018	2018
ROE
Net income	$6,975	$6,837	$6,921	$3,705	$3,410
Average shareholders' equity	$22,073	$21,455	$20,650	$20,421	$20,393
Return on average equity (C)	31.6%	31.9%	33.5%	18.1%	16.7%

Reconciliation of ROCE
Net income	$6,975	$6,837	$6,921	$3,705	$3,410
Preferred shares dividends and related accretion	79	80	80	81	82
Earnings allocated to participating share awards and other	53	52	54	40	38
Net income attributable to common shareholders	$6,843	$6,705	$6,787	$3,584	$3,290

Average shareholders' equity	$22,073	$21,455	$20,650	$20,421	$20,393
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$20,489	$19,871	$19,066	$18,837	$18,809
Return on average common equity (C)	33.4%	33.7%	35.6%	19.0%	17.5%

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18	YTD'19	YTD'18
Consolidated
Net interest income	$2,074	$2,059	$2,032	$1,961	$1,829	$4,133	$3,670
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	439	453	405	390	359	892	661
Interest income not attributable to the Company's Card Member loan portfolio (R)	(312)	(335)	(287)	(274)	(236)	(647)	(449)
Adjusted net interest income (S)	$2,201	$2,177	$2,150	$2,077	$1,952	$4,378	$3,882
Average Card Member loans (billions)	$81.9	$80.6	$79.4	$76.4	$74.1	$81.3	$73.5
Net interest income divided by average Card Member loans (T)	10.1%	10.2%	10.2%	10.3%	9.9%	10.2%	10.0%
Net interest yield on average Card Member loans (U)	10.8%	10.9%	10.7%	10.8%	10.6%	10.9%	10.6%

Global Consumer Services Group
U.S.
Net interest income	$1,581	$1,565	$1,571	$1,511	$1,410	$3,146	$2,813
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	60	65	57	55	53	125	90
Interest income not attributable to the Company's Card Member loan portfolio (R)	(52)	(53)	(51)	(46)	(42)	(105)	(81)
Adjusted net interest income (S)	$1,589	$1,577	$1,577	$1,520	$1,421	$3,166	$2,822
Average Card Member loans (billions)	$58.8	$58.3	$57.8	$55.5	$53.7	$58.6	$53.4
Net interest income divided by average Card Member loans (T)	10.8%	10.7%	10.9%	10.9%	10.5%	10.7%	10.5%
Net interest yield on average Card Member loans (U)	10.8%	11.0%	10.8%	10.9%	10.6%	10.9%	10.7%

Outside the U.S.
Net interest income	$252	$248	$228	$225	$215	$500	$433
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	21	19	18	18	16	40	34
Interest income not attributable to the Company's Card Member loan portfolio (R)	(4)	(3)	-	(3)	(2)	(7)	(5)
Adjusted net interest income (S)	$269	$264	$246	$240	$229	$533	$462
Average Card Member loans (billions)	$9.9	$9.7	$9.3	$8.9	$8.8	$9.8	$8.7
Net interest income divided by average Card Member loans (T)	10.2%	10.2%	9.8%	10.1%	9.8%	10.2%	10.0%
Net interest yield on average Card Member loans (U)	10.9%	11.1%	10.5%	10.6%	10.5%	11.0%	10.7%

Total
Net interest income	$1,833	$1,813	$1,799	$1,736	$1,624	$3,646	$3,246
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	81	84	75	73	70	165	124
Interest income not attributable to the Company's Card Member loan portfolio (R)	(56)	(56)	(51)	(49)	(45)	(112)	(86)
Adjusted net interest income (S)	$1,858	$1,841	$1,823	$1,760	$1,649	$3,699	$3,284
Average Card Member loans (billions)	$68.7	$68.0	$67.1	$64.4	$62.5	$68.4	$62.1
Net interest income divided by average Card Member loans (T)	10.7%	10.7%	10.7%	10.8%	10.4%	10.7%	10.5%
Net interest yield on average Card Member loans (U)	10.9%	11.0%	10.8%	10.8%	10.6%	10.9%	10.7%

Global Commercial Services
Net interest income	$211	$213	$201	$198	$189	$424	$395
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)	187	175	170	161	152	362	278
Interest income not attributable to the Company's Card Member loan portfolio (R)	(55)	(52)	(44)	(42)	(38)	(107)	(75)
Adjusted net interest income (S)	$343	$336	$327	$317	$303	$679	$598
Average Card Member loans (billions)	$13.2	$12.6	$12.4	$12.0	$11.7	$12.9	$11.4
Net interest income divided by average Card Member loans (T)	6.4%	6.8%	6.5%	6.6%	6.5%	6.6%	6.9%
Net interest yield on average Card Member loans (U)	10.4%	10.8%	10.5%	10.5%	10.4%	10.6%	10.6%

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix III
Reconciliations of Adjustments

	YTD'19	YTD'18	YOY % Change
Earnings per share adjusted for litigation-related charge
Diluted earnings per common share	$3.87	$3.70	5
Q1'19 litigation-related charge (pre-tax)	0.26	-
Tax impact of litigation-related charge	(0.06)	-
Net impact of Q1'19 litigation-related charge (V)	0.20	-
Adjusted diluted earnings per common share	$4.07	$3.70	10

GAAP Earnings per share (EPS) Outlook	2019 EPS Range
GAAP EPS Outlook	$7.64	$8.14
Q1'19 litigation-related charge (pre-tax)	0.27	0.27
Tax impact of litigation-related charge	(0.06)	(0.06)
Net impact of Q1'19 litigation-related charge (V)	0.21	0.21
Adjusted EPS Outlook	$7.85	$8.35

See Appendix IV for footnote references.

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

(A)
Represents net income, less (i) earnings allocated to participating share awards of $13 million, $11 million, $16 million, $13 million and $12 million in Q2'19, Q1'19, Q4'18, Q3'18 and Q2'18, respectively; and (ii) dividends on preferred shares of $19 million, $21 million, $19 million, $20 million and $20 million in Q2'19, Q1'19, Q4'18, Q3'18 and Q2'18, respectively.

(B)
Within assets, "other" includes the following items as presented in the Company’s Consolidated Balance Sheets: Other receivables, Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Travelers Cheques and other prepaid products, Accounts payable and Other liabilities.

(C)
Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.  Refer to Appendix I for components of return on average equity and return on average common equity.

(D)	Current ratios represent preliminary estimates as of the date of Second Quarter 2019 Earnings Release and may be revised in the Company’s 2019 Form 10-Q for period ended June 30, 2019.
(E)
Supplementary Leverage Ratio is calculated by dividing Tier 1 capital by total leverage exposure under Basel III.  Leverage exposure, which reflects average total consolidated assets with adjustments for Tier 1 capital deductions, average off-balance sheet derivatives exposures, securities purchased under agreements to resell and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.

(F)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(G)
Billed business represents transaction volumes (including cash advances) on cards and other payment products issued by American Express (proprietary billed business) and cards issued under network partnership agreements with banks and other institutions, including joint ventures (GNS billed business).  In-store spending activity within GNS retail cobrand portfolios, from which we earn no revenue, is not included in billed business.  Billed business is reported as United States or outside the United States based on the location of the issuer.

(H)
Cards-in-force represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months.  Basic cards-in-force excludes supplemental cards issued on consumer accounts.

(I)
Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of proprietary and GNS billed business retained by the Company from merchants it acquires, or from merchants acquired by third parties on its behalf, net of amounts retained by such third parties.

(J)	Average fee per card is computed based on proprietary net card fees divided by average proprietary total cards-in-force.
(K)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(L)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, as the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(M)
See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "T" and "U").

(N)
GCP reflects global, large and middle market corporate accounts.  GCP delinquency data for periods other than 90+ days past billing is not available due to system constraints.  GCP Net loss ratio represents the ratio of GCP charge card write-offs, consisting of principal (resulting from authorized transactions) and fee components, less recoveries, on Card Member receivables expressed as a percentage of gross amounts billed to corporate Card Members.

(O)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q2'19 apply to the period(s) against which such results are being compared).  The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.

(P)
Effective Q1'19, we moved intercompany assets and liabilities, previously recorded in the operating segments, to Corporate and Other.  During 2018, we made changes to the methodology used to allocate certain corporate overhead costs to the operating segments and our intercompany settlement process.  Prior period amounts have been revised to conform to the current period presentation.

(Q)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(R)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(S)
Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans.  The Company believes adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.

(T)
Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.

(U)
Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis.  Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses, and thus not included in the net interest yield calculation.  The Company believes that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(V)	The difference between the net impact of the Q1'19 litigation-related charge on Q2'19 YTD EPS and 2019 GAAP EPS Outlook is due to the average common shares outstanding for each respective period.